Exhibit 10.14

EXECUTION VERSION

WARRANT SHARES REGISTRATION RIGHTS AGREEMENT

JUNE 20, 2012

By and Among

EAGLE BULK SHIPPING INC.

and

THE LENDER HOLDERS

This WARRANT SHARES REGISTRATION RIGHTS AGREEMENT, dated as of June 20, 2012 (this Agreement), is made

BY AND Among:

(1)	Eagle Bulk Shipping Inc., a corporation incorporated in the Republic of the Marshall Islands (the Company); and

(2)	each of the undersigned financial institutions (each, with its successors or assigns, a Lender Holder and, collectively, the Lender Holders).

BACKGROUND:

(A)	Pursuant to the Fourth Amended and Restated Credit Agreement among Eagle Bulk Shipping Inc., as Borrower, certain of its subsidiaries as Guarantors, and The Royal Bank of Scotland Plc as Agent and Security Trustee, and the financial institutions listed therein as Original Lenders, dated on or about the date hereof (as further amended and restated from time to time) (the Credit Agreement), and the Warrant Agreement between the Company and each of the Lender Holders, dated on or about the date hereof (as further amended and restated from time to time) (the Warrant Agreement), the Company has agreed to issue each Lender Holder warrants (the Warrants) entitling such Lender Holder to purchase shares of common stock, par value $0.01 per share, of the Company (the Common Stock). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the Warrant Shares.

(B)	In order to induce the Lender Holders to enter into the Credit Agreement, the Company desires to grant to the Lender Holders certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the Securities Act) and applicable state securities laws with respect to the Warrant Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

IT IS AGREED:

1.	Interpretation

1.1	Definitions

As used in this Agreement, the following terms shall have the following meanings:

Business Day means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are not required to be open.

Holders means the Lender Holders and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Clause 10.

Majority Holders as of a given date means one or more Holders holding an individual or aggregate interest of 50% or more of the Warrant Shares relating to the Warrants outstanding as of such date.

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Register, Registered and Registration refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

Registrable Securities means (i) the Warrant Shares, (ii) any further Warrant Shares issuable pursuant to the Warrant Agreement, and (iii) any shares of Capital Stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing; provided, however, that any shares of Capital Stock issued or issuable, from time to time (with any adjustments), in exchange for or otherwise with respect to any Common Stock or Warrant Shares shall not be considered Registrable Securities to the extent such shares of Capital Stock are covered by another, current and effective registration statement permitting the resale without restriction of such shares.

Registration Statement means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including the Initial Registration Statement, any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

Rule 415 means Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis.

SEC means the United States Securities and Exchange Commission.

1.2	Construction

(a)	Any term defined in the Warrant Agreement and not defined in this Agreement has the meaning given to that term in the Warrant Agreement.

(b)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	an amendment includes a supplement, novation, restatement or re-enactment and amended will be construed accordingly;

(ii)	Clause, a Subclause or a Schedule is a reference to a Clause or Subclause of, or a Schedule to, this Agreement;

(iii)	a law is a reference to that law as amended or re-enacted and to any successor law;

(iv)	an agreement is a reference to that agreement as amended; and

(v)	law includes any law, statute, regulation, regulatory requirement, rule, ordinance, ruling, decision, treaty, directive, order, guideline, regulation, policy, writ, judgment, injunction or request of any court or other governmental, inter-governmental or supranational body, officer or official, fiscal or monetary authority, or other ministry or public entity (and their interpretation, administration and application), whether or not having the force of law.

(c)	In this Agreement:

(i)	includes and including are not limiting;

(ii)	or is not exclusive; and

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(iii)	the headings are for convenience only, do not constitute part of this Agreement and are not to be used in construing it.

2.	Registration

2.1	Mandatory Registration

The Company shall use its reasonable best efforts to file with the SEC as soon as practicable and in any event prior to June 30, 2012, a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities) covering the resale of the Warrant Shares, which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions (the Initial Registration Statement).

The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Lender Holders as set forth in Clause 9. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) has been or will be provided to the Lender Holders and their counsel at least two (2) Business Days prior to its filing or other submission. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Registrable Securities cannot be included in the Initial Registration Statement (an SEC Determination)) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the Uncovered Shares), the Company shall prepare and file with the SEC, as soon as practicable, but in any event prior to the tenth (10th) Business Day after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the Uncovered Share Filing Deadline), either (a) an amendment (the Uncovered Shares Amendment) to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the Uncovered Shares Registration Statement). The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Lender Holders and their counsel at least concurrently with its filing or other submission. The Company shall use its reasonable best efforts to cause each of the Initial Registration Statement and the Uncovered Shares Amendment or the Uncovered Shares Registration Statement to become effective as soon as practicable after the filing thereof and, provided that the Initial Registration Statement, the Uncovered Shares Amendment or the Uncovered Shares Registration Statement, as the case may be, is not reviewed by the staff of the SEC, in any event prior to the twentieth (20th) calendar day after the filing thereof; and provided further that if the Initial Registration Statement, the Uncovered Shares Amendment or the Uncovered Shares Registration Statement, as the case may be, is reviewed by the staff of the SEC, on such date as reasonably practicable after the staff of the SEC has informed the Company that the staff has no further comments on such Initial Registration Statement, Uncovered Shares Amendment or Uncovered Shares Registration Statement and in any event prior to the ninetieth (90th) calendar day after the filing thereof.

2.2	Eligibility for Form S-3

The Company represents and warrants that it is eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the Securities Act, and that the Company is not aware of any facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain or, if applicable, regain its eligibility for the use of Form S-3.

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3.	Obligations of the Company

In connection with the registration of the Registrable Securities, the Company shall have the following obligations.

(a)	The Company shall prepare and file with the SEC the applicable Registration Statement required by Clause 2.1 within the time limits set forth in Clause 2.1 hereof and shall use its reasonable best efforts to cause such Registration Statement to become effective within the time limits set forth in Clause 2.1 hereof. The Company shall keep such Registration Statement effective pursuant to Rule 415 until such time as the Warrant Shares are otherwise freely tradable without restriction under Rule 144 (the Registration Period). If the Initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a post-effective amendment on Form S-3 to the Initial Registration Statement to the extent permitted by the SEC or, if not so permitted, file a new Registration Statement on Form S-3 to permit sales of the Registrable Securities pursuant to Rule 429 under the Securities Act; and the Company shall use its reasonable best efforts to cause such post-effective amendment or Registration Statement to become effective as soon as possible.

Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

(b)	The Company shall prepare and file with the SEC such filings and amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement.

(c)	The Company shall furnish to each Holder whose Registrable Securities are included in the Registration Statement promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto.

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The Company shall furnish to each Holder which so requests: (i) a copy of any request to accelerate the effectiveness of any Registration Statement or amendment thereto, (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder. In responding to comments from the staff of the SEC, the Company shall cooperate with any Holder that notifies the Company that it desires to be consulted with respect to such process. Such cooperation shall include providing any such Holder with a reasonable opportunity to comment on the text and substance of proposed written responses to the extent such comment relates to such Holder or its plan of distribution of the Registrable Securities.

(d)	The Company shall: (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Holder who holds Registrable Securities being offered reasonably requests (to the extent such registration and qualification is required to sell the Registrable Securities in such jurisdiction) (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.

(e)	As promptly as practicable after becoming aware of such event, the Company shall notify each Holder in writing of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

(f)	The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request).

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(g)	The Company shall make available for inspection by (i) any Holder whose Registrable Securities are included in a Registration Statement and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Holders (collectively, the Inspectors) all pertinent financial and other records, and pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable the Inspectors to complete customary due diligence in connection with a planned disposition of Registrable Securities pursuant to a Registration Statement, and cause the Company's officers, directors and employees to supply all information which any Inspector reasonably requests for purposes of such due diligence; provided, that any Holder who is a competitor of the Company directly offering services consisting of the carriage of goods by sea shall not be permitted access to any such records, documents or properties of the Company and provided, further, that such persons shall first agree in writing with the Company that any information that is reasonably designated by the Company as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless: (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal or state securities laws in connection with the filing of any Registration Statement or the use of any prospectus relating thereto), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement.

(h)	The Company shall not include any information concerning a Holder provided to the Company in any Registration Statement unless: (i) disclosure of such information is necessary to comply with federal or state securities laws or (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement.

(i)	The Company shall: (i) maintain the designation and quotation of all the Registrable Securities covered by the Registration Statement on The Nasdaq Stock Market, or (ii) cause all the Registrable Securities covered by the Registration Statement to be listed on another national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

(j)	The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

(k)	The Company shall cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

(l)	At the request of a Holder (or Holders) who holds a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement each as approved by the Company, which approval shall not be unreasonably withheld or delayed, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

(m)	The Company shall comply with applicable federal and state securities laws and regulations related to a Registration Statement and offering and sale of securities.

(n)	The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Clause 2.1 or any amendment or supplement thereto under Clause 3(b) without the consent of the Majority Holders.

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4.	Obligations of the Holders

Each Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

5.	Expenses of Registration

The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any trading market and in connection with applicable state securities or "blue sky" laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the trading market.

6.	Indemnification

6.1	Indemnification by the Company

In the event any Registrable Securities are included in a Registration Statement under this Agreement, to the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Holder who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees, subsidiaries, affiliates, representatives and agents of such Holder and each person who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the Exchange Act), if any (each, an Indemnified Person), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, Claims) to which any of them may become subject insofar as such Claims arise out of or are based upon:

(a)	any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;

(b)	any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading;

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(c)	any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities,

(the matters in the foregoing Subclauses (a) through (c) being, collectively, Violations). Subject to the restrictions set forth in Clause 6.3 with respect to the number of legal counsel, the Company shall reimburse the Holders and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Clause 6.1: (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of the Company and all of its controlling persons, employees and agents, or without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Clause 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Clause 10.

6.2	Indemnification by the Holders

In connection with any Registration Statement in which a Holder is participating, each such Holder agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Clause 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents, attorneys and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an Indemnified Party), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and subject to Clause 6.3 such Holder will reimburse any reasonable legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Clause 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of such Holder and all of its controlling persons, employees and agents, or without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, however, that the Holder shall be liable under this Agreement (including this Clause 6.2 and Clause 7) for only that amount as does not exceed the net proceeds actually received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders pursuant to Clause 10. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Clause 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by the Holder contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

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6.3	Procedures

Promptly after receipt by an Indemnified Person or Indemnified Party under this Clause 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Clause 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for all Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Holders holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Holders are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Clause 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Clause 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.	Contribution

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Clause 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Clause 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

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8.	Reports under the Exchange Act

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (Rule 144), the Company agrees to:

(a)	file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

(b)	furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

9.	Pro Rata Registration

The initial number of Registrable Securities included on any Registration Statement, and each increase to the number of Registrable Securities included thereon, shall be registered on behalf of each Holder pro rata based on the number of Registrable Securities held by each Holder at the time of such establishment or increase, as the case may be. In the event a Holder shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be deemed to have registered on its behalf a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement on behalf of any person or entity which does not hold any Registrable Securities shall be deemed registered on behalf of the remaining Holders, pro rata based on the number of shares of Registrable Securities then held by such Holders. For the avoidance of doubt, (A) the number of Registrable Securities held by a Holder shall be determined as if all Warrants then outstanding and held by a Holder were exercised and (B) no provision of this subsection shall operate to reduce the number of Registrable Securities registered on behalf of any Holder pursuant to the first sentence of this subsection.

10.	Assignment of Registration Rights

The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Holder to any transferee of all or any portion of the Registrable Securities if:

(a)	the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment;

(b)	the Company is furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned;

(c)	following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws;

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(d)	the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and

(e)	such transfer shall have been made in accordance with the applicable requirements of the Warrant Agreement.

In addition, and notwithstanding anything to the contrary contained in this Agreement, the Warrant Agreement or the Warrants, the Warrant Shares may be pledged, and all rights of the Holders under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Holder's margin or brokerage accounts.

11.	Amendment of Registration Rights

Any provision of this Agreement may only be amended or waived if such amendment or waiver is in writing and is signed by the Company and the Majority Holders; provided, that any provision hereof may be waived by any Holder on such party's own behalf without the consent of any other party.

Any amendment or waiver effected in accordance with this Clause 11 shall be binding upon each Holder and the Company.

12.	Registered Owners

A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

13.	Consents of Holders

All consents, approvals and other determinations to be made by the Holders pursuant to this Agreement shall be made by the Majority Holders.

Any consent, approval or other determination effected in accordance with this Clause 13 shall be binding upon each Holder and the Company.

14.	Notices

All notices, requests or demands authorized by this Agreement to be given or made to be effective shall be in writing (including by facsimile), and shall be deemed to have been duly given or made when delivered by hand, or two (2) Business Days after being delivered to a recognized courier (whose stated terms of delivery are two (2) Business Days or less to the destination of such notice), or five (5) calendar days after being deposited in the mail, first class and postage prepaid or, in the case of facsimile notice, when received, addressed as set forth below (until another address is notified in writing by the relevant party hereto).

(a)	If to the Company:

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EAGLE BULK SHIPPING INC.

477 Madison Avenue, Suite 1405

New York, New York 10022

United States of America

Fax:        +1 212 785 3311

(b)	If to a Lender Holder, to the address set forth under such Lender Holder's signature hereto.

15.	Successors and Assigns

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

16.	Termination

This Agreement shall terminate on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised. Termination of this Agreement shall not relieve the Company of any of its obligations arising prior to the date of such termination.

17.	Governing Law

This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York (without giving effect to the conflict of laws provisions thereof) and for all purposes shall be construed in accordance with the laws of such State. The Company agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for the Company in Clause 14. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or the Warrants or the transactions contemplated hereby or thereby.

18.	No Third Party Beneficiaries

Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

19.	Counterparts

This Agreement may be executed in any number of counterparts (including by facsimile or portable document format (PDF) signatures) and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

20.	Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provision of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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21.	Waiver

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

22.	Further Assurances

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

23.	Entire Agreement

This Agreement, the Credit Agreement, the Warrant Agreement and the Warrant Certificates constitute the entire agreement of the Company and the Holders with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Company and the Holders with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

EAGLE BULK SHIPPING INC.

By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	Chief Executive Officer

ATTEST:

/s/ Alan S. Ginsberg
Name: Alan S. Ginsberg
Title: Secretary

Signature Page to Warrant Shares Registration Rights Agreement

THE ROYAL BANK OF SCOTLAND PLC.
as Lender Holder

By:	/s/ Gauri Ketcher
	Name:	Gauri Ketcher
	Title:	Managing Director

Address:
280 Bishopsgate
London, EC2M 4RB
United Kingdom

Fax:	+44 20 7672 1829
Attention:	Kate Wyeth / Frank Goebel

Signature Page to Warrant Shares Registration Rights Agreement

WESTLB AG, LONDON BRANCH.
as Lender Holder

By:	/s/ Maximilien Faré
	Name:	Maximilien Faré
	Title:	Executive Director

By:	/s/ Christian Grane
	Name:	Christian Grane
	Title:	Executive Director

Address: WestLB AG, London Branch
Woolgate Exchange
25 Basinghall Street
London EC2V 5HA

Fax:	+44 20 7020 7620
Attention:	Credit Administration
Jutta Brown / Paula Renouf / William Josephson / Gillian Greenwood

Signature Page to Warrant Shares Registration Rights Agreement

BANK OF CHINA LIMITED, LONDON BRANCH
as Lender Holder

By:	/s/ Huabin Wang
	Name:	Huabin Wang
	Title:	Assistant General Manager

By:	/s/ Zhibin Xie
	Name:	Zhibin Xie
	Title:	Head of Corporate Banking

Address:
Bank of China Limited, London Branch
1 Lothbury
London EC2R 7DB
United Kingdom

Fax:	+44 20 7282 8899
Attention:	Mr. KS Tung

Signature Page to Warrant Shares Registration Rights Agreement

Uberior Trading Limited
as Lender Holder

By:	/s/ Martin Robertson
	Name:	Martin Robertson
	Title:	Investment Director & Duly Authorized Attorney

Address:
care of Lloyds Banking Group plc
BSU Investments Team
6th Floor
Princess House
1 Suffolk Lane
London
EC4R 0AX
Great Britain

Fax:	+44 20 7489 3600
Attention:	Martin Robertson

Signature Page to Warrant Shares Registration Rights Agreement

SANTANDER ASSET FINANCE PLC
as Lender Holder

By:	/s/ Mark McCarthy
	Name:	Mark McCarthy
	Title:	Head of Shipping

Address:
Santander Asset Finance plc
298 Deansgate
Manchester
M3 4HH
United Kingdom

Fax:	+44 (0) 161 953 3517
Attention:	Tony Thomas / Keith Sullivan

Signature Page to Warrant Shares Registration Rights Agreement

SUMITOMO MITSUI BANKING CORPORATION
as Lender Holder

By:	/s/ Takeshi Shirai
	Name:	Takeshi Shirai
	Title:	General Manager

By:	/s/Kazushige Onishi
	Name:	Kazushige Onishi
	Title:	Joint General Manager

Address:
Sumitomo Mitsui Banking Corporation
Neo Building, Rue Montoyer 51, Box 6, 1000 Brussels, Belgium

Fax:	+32 2 502 07 80
Attention:	Françoise Bouchat / Nadine Boudart

Signature Page to Warrant Shares Registration Rights Agreement

CRÉDIT INDUSTRIEL ET COMMERCIAL
as Lender Holder

By:	/s/ Andrew McKuin
	Name:	Andrew McKuin
	Title:	Vice President

By:	/s/ Edwige Sucher
	Name:	Edwige Sucher
	Title:	Vice President

Address:
520 Madison Avenue
New York, NY 10022
United States of America

Fax:	+1 212 715 4535
Attention:	Andrew McKuin

Signature Page to Warrant Shares Registration Rights Agreement